UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2004

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-18222	87-0432572
(Commission file number)	(I.R.S. Employer Identification No.)

1840 Coral Way, Suite 101, Miami, Florida	33145
(Address of principal executive offices)	(Zip code)

(305) 858-9480

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on November 23, 2004, announcing the appointment of Silvana I. Carmelino to the Company’s Board of Directors and Audit Committee.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated November 23, 2004, regarding the receipt of the Warning Letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2004

RICA FOODS, INC.

By:	/s/ Gina Sequeira
Name:	Gina Sequeira
Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated November 23, 2004, regarding the receipt of the Warning Letter.